Exhibit 99.1

Limelight Networks(R) Reports Financial Results for the Third Quarter of 2014

  Revenue of $39.0 million and $0.05 loss per basic share
  Non-GAAP loss of $0.02 per share
  $101.3 million, or $1.03 per share, of cash, cash equivalents and marketable securities
  2014 revenue guidance raised to between $159 and $161 million

TEMPE, Ariz.--(BUSINESS WIRE)--November 10, 2014--Limelight Networks, Inc. (Nasdaq:LLNW) ("Limelight"), a global leader in digital content delivery, today reported revenue of $39.0 million for the quarter ended September 30, 2014, compared to $42.7 million in the third quarter of 2013 and $41.3 million in the second quarter of 2014. Netflix revenue was $1.2 million in the third quarter of 2014, compared to $4.2 million in the third quarter of 2013 and $5.4 million in the second quarter of 2014. The third quarter of 2013 included $3.3 million of revenues from the Company’s Web Content Management business, divested in the fourth quarter of 2013.

On a GAAP basis, the Company reported a loss from continuing operations of $5.1 million or $0.05 per basic and fully diluted share for the third quarter of 2014, compared to a loss of $10.9 million, or $0.11 per basic and fully diluted share in the same period of 2013.

On a non-GAAP basis, net loss was $2.2 million, or $0.02 per basic share for the quarter ended September 30, 2014 compared to a non-GAAP net loss of $6.7 million or $0.07 per basic share in the third quarter of 2013.

EBITDA from continuing operations for the quarter was negative $1.2 million. After adjusting for share based compensation, litigation expense, and acquisition related expenses the Company reported adjusted EBITDA of $1.4 million compared to an adjusted breakeven EBITDA in the year ago period.

During the quarter, Limelight purchased 0.4 million shares at an average price of $2.83, in the open market, under its repurchase authorization. The Company has $12.5 million remaining under its previously announced repurchase authorization.

Limelight ended the quarter with 509 employees, up from 477 employees at the end of the second quarter of 2014, and slightly up from 508 employees in the year ago period.

Based on current conditions, the company is raising it full year revenue guidance to between $159 and $161 million, from its previous revenue guidance of between $155 and $159 million.

Commenting on the quarter, Chief Executive Officer, Robert Lento said, “I’m very pleased with the overall performance in the quarter. Our revenue attainment, coupled with operational and financial improvements, and expense discipline, validates our approach and priorities.”

He added, “we believe, demand for our existing products, the introduction of new features and functionality, and the opportunity to further improve our gross margins will improve our position in the market and create shareholder value. We remain focused on executing our plan for the remainder of 2014 and exiting the year well positioned for sustained performance improvements in 2015.”

Financial Tables

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	September 30,	December 31,
	2014	2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$67,028	$85,956
Marketable securities	34,228	32,506
Accounts receivable, net	22,443	21,430
Income taxes receivable	289	371
Deferred income taxes	65	93
Prepaid expenses and other current assets	9,040	8,192
Total current assets	133,093	148,548
Property and equipment, net	32,154	32,905
Marketable securities, less current portion	40	46
Deferred income taxes, less current portion	1,337	1,307
Goodwill	76,583	77,035
Other intangible assets, net	1,344	2,354
Other assets	5,098	6,103
Total assets	$249,649	$268,298

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$9,314	$5,473
Deferred revenue	3,503	3,523
Capital lease obligation	219	466
Income taxes payable	634	799
Other current liabilities	12,245	15,022
Total current liabilities	25,915	25,283
Capital lease obligation, less current portion	192	358
Deferred income taxes	181	321
Deferred revenue, less current portion	627	1,500
Other long-term liabilities	2,955	3,505
Total liabilities	29,870	30,967
Commitments and contingencies	-	-
Stockholders' equity:
Convertible preferred stock, $0.001 par value; 7,500 shares authorized; no shares issued and outstanding	-	-
Common stock, $0.001 par value; 300,000 shares authorized at September 30, 2014 and December 31, 2013; 98,655 and 97,677 shares issued and outstanding at September 30, 2014 and December 31, 2013, respectively	99	98
Additional paid-in capital	463,712	458,748
Accumulated other comprehensive loss	(4,596)	(1,663)
Accumulated deficit	(239,436)	(219,852)
Total stockholders' equity	219,779	237,331
Total liabilities and stockholders' equity	$249,649	$268,298

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended					Nine Months Ended

	September 30,	June 30,	Percent	September 30,	Percent	September 30,	September 30,	Percent
	2014	2014	Change	2013	Change	2014	2013	Change

Revenues	$39,020	$41,343	-6%	$42,656	-9%	$121,533	$131,232	-7%
Cost of revenue:
Cost of services (1) (2) (3)	18,672	21,326	-12%	22,138	-16%	61,563	66,721	-8%
Depreciation - network	4,207	4,144	2%	5,278	-20%	12,688	18,078	-30%
Total cost of revenue (1) (3)	22,879	25,470	-10%	27,416	-17%	74,251	84,799	-12%
Gross profit (1) (3)	16,141	15,873	2%	15,240	6%	47,282	46,433	2%
Gross profit percentage	41.4%	38.4%		35.7%		38.9%	35.4%
Operating expenses:
General and administrative (2) (3)	7,295	7,643	-5%	8,244	-12%	21,966	24,022	-9%
Sales and marketing (2)	8,731	9,370	-7%	10,363	-16%	28,356	31,545	-10%
Research & development (2)	5,514	4,859	13%	5,423	2%	14,951	16,814	-11%
Depreciation and amortization	825	977	-16%	1,433	-42%	2,868	4,325	-34%
Total operating expenses (3)	22,365	22,849	-2%	25,463	-12%	68,141	76,706	-11%

Operating loss	(6,224)	(6,976)	-11%	(10,223)	-39%	(20,859)	(30,273)	-31%

Other income (expense):
Interest expense	(7)	(7)	0%	(15)	-53%	(26)	(64)	-59%
Interest income	66	67	-1%	89	-26%	203	238	-15%
Other, net	1,192	(195)	-711%	(557)	-314%	1,014	154	558%
Total other income (expense)	1,251	(135)	-1027%	(483)	-359%	1,191	328	263%

Loss from continuing operations before income taxes	(4,973)	(7,111)	-30%	(10,706)	-54%	(19,668)	(29,945)	-34%
Income tax provision	98	27	263%	197	-50%	181	328	-45%

Loss from continuing operations	(5,071)	(7,138)	-29%	(10,903)	-53%	(19,849)	(30,273)	-34%

Discontinued operations:
(Loss) income from discontinued operations, net of income taxes	(4)	269	-101%	(15)	-73%	265	(15)	-1867%

Net loss	$(5,075)	$(6,869)	-26%	$(10,918)	-54%	$(19,584)	$(30,288)	-35%

Net loss per share:
Basic and diluted
Continuing operations	$(0.05)	$(0.07)		$(0.11)		$(0.20)	$(0.31)
Discontinued operations	$(0.00)	$0.00		$(0.00)		$0.00	$(0.00)
Total	$(0.05)	$(0.07)		$(0.11)		$(0.20)	$(0.31)

Weighted average shares used in per share calculation:
Basic and diluted	98,458	98,419		96,949		98,274	96,675

(1) Includes the correction of approximately $1.1 million in over billings by a co-location provider recorded as a reduction in cost of revenues in the three and nine months ended September 30, 2014.

(2) Includes share-based compensation (see supplemental table for figures)

(3) Includes reclassifications to match current year presentation
(See summary of reclassifications for detail)

LIMELIGHT NETWORKS, INC.
SUPPLEMENTAL FINANCIAL DATA
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2014	2014	2013	2014	2013
Supplemental financial data (in thousands):

Share-based compensation:

Cost of revenues	$464	$498	$499	$1,466	$1,518
General and administrative	1,174	1,165	1,591	3,539	4,817
Sales and marketing	567	601	638	1,693	1,896
Research and development	382	370	495	1,102	1,569

Total share-based compensation	$2,587	$2,634	$3,223	$7,800	$9,800

Depreciation and amortization:

Network-related depreciation	$4,207	$4,144	$5,278	$12,688	$18,078
Other depreciation and amortization	566	639	722	1,934	2,164
Amortization of intangible assets	259	338	711	934	2,161

Total depreciation and amortization	$5,032	$5,121	$6,711	$15,556	$22,403

Net (decrease) increase in cash, cash equivalents and marketable securities:	$(6,200)	$(4,921)	$(6,603)	$(17,212)	$(15,702)

End of period statistics:

Approximate number of active customers	1,134	1,186	1,341	1,134	1,341

Number of employees	509	477	508	509	508

LIMELIGHT NETWORKS, INC.
SUMMARY OF RECLASSIFICATIONS
(In thousands)
(Unaudited)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2013	2013
Summary of reclassifications (in thousands):

Cost of services
As previously reported	$21,773	$65,696
Reclassification	365	1,025
After Reclassification	$22,138	$66,721

Total cost of revenue
As previously reported	$27,051	$83,774
Reclassification	365	1,025
After reclassifications	$27,416	$84,799

Gross profit
As previously reported	$15,605	$47,458
Reclassifications	(365)	(1,025)
After reclassifications	$15,240	$46,433

General and administrative
As previously reported	$8,609	$25,047
Reclassifications	(365)	(1,025)
After reclassifications	$8,244	$24,022

Total operating expenses
As previously reported	$25,828	$77,731
Reclassifications	(365)	(1,025)
After reclassifications	$25,463	$76,706

LIMELIGHT NETWORKS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2014	2014	2013	2014	2013

Operating activities
Net loss	$(5,075)	$(6,869)	$(10,918)	$(19,584)	$(30,288)
Income (loss) from discontinued operations	(4)	269	(15)	265	(15)
Net loss from continuing operations	(5,071)	(7,138)	(10,903)	(19,849)	(30,273)

Adjustments to reconcile net loss from continuing operations to net cash provided by (used in) operating activities of continuing operations:
Depreciation and amortization	5,032	5,121	6,711	15,556	22,403
Share-based compensation	2,587	2,634	3,223	7,800	9,800
Deferred income taxes	17	(179)	80	(185)	(209)
Foreign currency remeasurement (gain) loss	(1,207)	152	641	(1,067)	(504)
Loss on sale of property and equipment	-	-	3	-	25
Accounts receivable charges	(29)	352	225	483	758
Amortization of premium on marketable securities	88	113	182	374	462
Non cash tax benefit associated with income from discontinued operations	-	(59)	-	(59)	-
Changes in operating assets and liabilities:
Accounts receivable	1,652	(1,169)	(1,398)	(1,496)	177
Prepaid expenses and other current assets	(1,617)	1,645	(33)	(1,045)	1,930
Income taxes receivable	(53)	129	(17)	55	131
Other assets	63	311	341	991	908
Accounts payable	1,466	(512)	252	4,762	1,102
Deferred revenue	(86)	24	(827)	(893)	256
Other current liabilities	(844)	153	803	(3,663)	(436)
Income taxes payable	(95)	(13)	96	(214)	456
Other long term liabilities	(310)	(62)	(166)	(545)	(448)
Net cash provided by (used in) operating activities	1,593	1,502	(787)	1,005	6,538

Investing activities
Purchases of marketable securities	(2,986)	(9,486)	(3,841)	(17,669)	(49,811)
Maturities of marketable securities	2,685	8,485	7,426	15,550	35,321
Purchases of property and equipment	(5,075)	(5,844)	(5,563)	(13,984)	(12,685)
Proceeds from sale of discontinued operations	-	414	5	414	124
Net cash used in investing activities	(5,376)	(6,431)	(1,973)	(15,689)	(27,051)

Financing activities
Payments on capital lease obligations	(89)	(163)	(278)	(412)	(1,124)
Proceeds from exercise of stock options and employee stock plan	233	617	27	967	29
Cash paid for purchase of common stock	(1,296)	(1,204)	-	(2,500)	(5,512)
Payment of employee tax withholdings related to restricted stock	(284)	(307)	(180)	(1,455)	(2,309)
Net cash used in financing activities	(1,436)	(1,057)	(431)	(3,400)	(8,916)
Effect of exchange rate changes on cash and cash equivalents	(1,153)	176	310	(840)	(256)
Discontinued Operations
Cash used in operating activities of discontinued operations	(4)	-	(8)	(4)	(8)
Net (decrease) increase in cash and cash equivalents	(6,376)	(5,810)	(2,889)	(18,928)	(29,693)
Cash and cash equivalents, beginning of period	73,404	79,214	82,111	85,956	108,915
Cash and cash equivalents, end of period	$67,028	$73,404	$79,222	$67,028	$79,222

Use of Non-GAAP Financial Measures

To evaluate our business, we consider and use Non-GAAP net income (loss) and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income (loss) to be an important indicator of overall business performance because it allows us to illustrate the impact of the effects of share-based compensation, litigation expenses, amortization of intangibles, acquisition related expenses, gain (loss) on sale of WCM business and discontinued operations. We define EBITDA as GAAP net income (loss) before interest income, interest expense, gain (loss) on sale of WCM business, other income and expense, provision for income taxes, depreciation and amortization, and discontinued operations. We believe that EBITDA provides a useful metric to investors to compare us with other companies within our industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for share-based compensation, litigation expenses and acquisition related expenses. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors' use of operating performance comparisons from period to period as well as across companies.

The terms Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are not defined under United States generally accepted accounting principles, or United States GAAP, and are not measures of operating income, operating performance or liquidity presented in accordance with United States GAAP. Our Non-GAAP net income (loss), EBITDA and Adjusted EBITDA have limitations as analytical tools, and when assessing our operating performance, Non-GAAP net income (loss), EBITDA and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with United States GAAP. Some of these limitations include, but are not limited to:

  EBITDA and Adjusted EBITDA do not reflect our cash expenditures or future requirements for capital expenditures or contractual commitments;
  they do not reflect changes in, or cash requirements for, our working capital needs;
  they do not reflect the cash requirements necessary for litigation costs;
  they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on our debt that we may incur;
  they do not reflect income taxes or the cash requirements for any tax payments;
  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;
  while share-based compensation is a component of operating expense, the impact on our financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of our common stock; and
  other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

We compensate for these limitations by relying primarily on our GAAP results and using Non-GAAP net income (loss) and Adjusted EBITDA only as supplemental support for management's analysis of business performance. Non-GAAP net income (loss), EBITDA and Adjusted EBITDA are calculated as follows for the periods presented in thousands:

Reconciliation of Non-GAAP Financial Measures

In accordance with the requirements of Regulation G issued by the Securities and Exchange Commission, the Company is presenting the most directly comparable GAAP financial measures and reconciling the non-GAAP financial metrics to the comparable GAAP measures.

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to Non-GAAP Net Loss
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2014	2014	2013	2014	2013

U.S. GAAP net loss	$(5,075)	$(6,869)	$(10,918)	$(19,584)	$(30,288)

Share-based compensation	2,587	2,634	3,223	7,800	9,800
Litigation defense expenses	10	536	149	819	299
Amortization of intangible assets	259	338	711	934	2,161
Loss on sale of the Web Content Management business	-	-	-	62	-
Acquisition related expenses	-	-	146	-	113
Loss (income) from discontinued operations	4	(269)	15	(265)	15

Non-GAAP net loss	$(2,215)	$(3,630)	$(6,674)	$(10,234)	$(17,900)

Includes the correction of approximately $1.1 million in over billings by a co-location provider recorded as a reduction in cost of revenues in the three and nine months ended September 30, 2014.

LIMELIGHT NETWORKS, INC.
Reconciliation of U.S. GAAP Net Loss to EBITDA to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended

	September 30,	June 30,	September 30,	September 30,	September 30,
	2014	2014	2013	2014	2013

U.S. GAAP net loss	$(5,075)	$(6,869)	$(10,918)	$(19,584)	$(30,288)

Depreciation and amortization	5,032	5,121	6,711	15,556	22,403
Interest expense	7	7	15	26	64
Loss on sale of the Web Content Management business	-	-	-	62	-
Interest and other (income) expense	(1,258)	128	468	(1,279)	(392)
Income tax provision	98	27	197	181	328
Loss (income) from discontinued operations	4	(269)	15	(265)	15

EBITDA from continuing operations	(1,192)	(1,855)	(3,512)	(5,303)	(7,870)

Share-based compensation	2,587	2,634	3,223	7,800	9,800
Litigation defense expenses	10	536	149	819	299
Acquisition related expenses	-	-	146	-	113

Adjusted EBITDA	$1,405	$1,315	$6	$3,316	$2,342

Includes the correction of approximately $1.1 million in over billings by a co-location provider recorded as a reduction in cost of revenues in the three and nine months ended September 30, 2014.

Conference Call

At approximately 4:30 p.m. EST (1:30 p.m. PST) today, management will host a quarterly conference call for investors. Investors can access this call toll-free at 877-388-8480 within the United States or +1 678-809-1592 outside of the U.S. The conference call will also be audiocast live from http://www.limelight.com and a replay will be available following the call from the Company's website.

Safe-Harbor Statement

This press release contains forward-looking statements concerning, among other things, the outlook for the Company's revenues, net loss and stock-based compensation expenses, customer growth, market growth, pricing pressures, expansion into additional market segments, product and services improvements, the integration of acquired businesses and litigation and acquisition related expenses. Forward-looking statements represent the current judgment and expectations of Limelight Networks and are not guarantees and are subject to a number of risks and uncertainties that could cause actual results to differ materially including, but not limited to, risks and uncertainties discussed in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission and the final review of the results and amendments and preparation of quarterly or annual financial statements, including consultation with our outside auditors. Accordingly, readers are cautioned not to place undue reliance on any forward-looking statements. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason.

About Limelight

Limelight Networks (NASDAQ: LLNW), a global leader in digital content delivery, empowers customers to better engage digital audiences by enabling them to manage and deliver digital content on any device, anywhere in the world. The Company's award winning Limelight Orchestrate™ platform includes an integrated suite of content delivery technology and services that helps organizations deliver exceptional multi-screen experiences, improve brand awareness, drive revenue, and enhance customer relationships — all while reducing costs. For more information, please visit www.limelight.com, read our blog, and be sure to follow us on Twitter at www.twitter.com/llnw.

Copyright (C) 2014 Limelight Networks, Inc. All rights reserved. All product or service names are the property of their respective owners.

CONTACT:
Limelight Networks, Inc.
Sajid Malhotra, 602-850-5778
ir@llnw.com
or
famaPR on behalf of Limelight Networks
Amy Peterson, 617-986-5020
limelight@famapr.com